UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2010

Array BioPharma Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	000-31979	84-1460811
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3200 Walnut Street, Boulder, Colorado		80301
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(303) 381-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2010, and on the recommendation of the Compensation Committee, the independent directors of the Board of Directors of Array BioPharma Inc. (the "Company") approved the performance bonus program for annual bonus awards that may be earned by employees of the Company, including the Company’s executive officers. Under the bonus program, certain of the Company’s employees, including its executive officers, will be entitled to earn a bonus payable in cash, stock or stock option equivalents based upon the achievement of certain specified performance goals and objectives relating to the Company and to each individual participant. To the extent the corporate and individual performance goals are met, each participant may be eligible to receive a target bonus calculated by multiplying the participant’s base salary by a percentage value later assigned to the participant or to his or her position with the Company by the Compensation Committee. A percentage of this target bonus amount may be awarded following the end of the fiscal year to the extent the Compensation Committee determines the corporate and individual performance goals are met. The plan can be amended in whole or in part by the Compensation Committee at any time until paid.

The Compensation Committee recommended and the independent directors of the Board approved the specific performance goals for fiscal 2011 under the performance bonus program. The performance bonuses for 2011 will be based both on individual performance and on the Company’s performance relative to the following performance criteria: financial criteria consisting of minimum, target and stretch revenue, earnings per share and fiscal year-end cash targets (which includes upfront fees or milestone payments that are earned but not received as of year end); minimum, target and stretch discovery research goals and clinical development goals with respect to the Company’s proprietary drug programs; and minimum, target and stretch transactional goals relating to new outlicensing or strategic partnership transactions. In determining the bonus awards for fiscal 2011, the foregoing goals will be weighted as follows: financial goals 10%; discovery research goals 10%; clinical development goals 50%; and transactional goals 30%.

A description of the performance bonus program is filed with this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 - Description of performance bonus program

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Array BioPharma Inc.

December 14, 2010	By:	R. Michael Carruthers

Name: R. Michael Carruthers
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Description of performance bonus program